                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):            February 18, 1998


                          COMPUTER SCIENCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Nevada                    1-4850                   952043126
     (STATE OR OTHER          (COMMISSION FILE          (I.R.S. EMPLOYER
     JURISDICTION OF               NUMBER)             IDENTIFICATION NO.)
      INCORPORATION)

              2100 East Grand Avenue, El Segundo, California 90245
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 615-0311

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

      The copy of the Bylaws of Computer Sciences Corporation ("CSC"), as amended and restated effective February 18, 1998, which was filed as Exhibit 3.5 to CSC's Current Report on Form 8-K dated February 18, 1998, contained a numerical error in Article VIII, Section 1 that did not reflect the amended and restated Bylaws adopted by CSC's Board of Directors on February 18, 1998. A corrected copy of the Bylaws, as amended and restated effective February 18, 1998, is included as Exhibit 3.5 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      The following exhibit is filed as a part of this report:

          3.5 Bylaws of CSC, as amended and restated effective February 18, 1998.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, CSC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUTER SCIENCES CORPORATION


                                    By:   /s/ Scott M. Delanty
                                          --------------------------------------
                                              Scott M. Delanty
                                              Vice President and Controller,
                                              Chief Accounting Officer

March 2, 1998


                                       3